UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NPS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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383 Colorow Drive

Salt Lake City, Utah 84108

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

May 12, 2005 at 3:00 p.m. (EST)

at

the Hilton Parsippany

One Hilton Court

Parsippany, NJ

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, May 12, 2005, at 3:00 p.m., local time, at the Hilton Parsippany located at One Hilton Court, Parsippany, NJ for the purposes of considering and acting on the following:

1.	To elect eleven members to the Board of Directors.
2.	To increase by 350,000 shares the aggregate number of shares of common stock reserved for issuance under the Company’s 1994 Employee Stock Purchase Plan.
3.	To approve the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan and the reservation of 2,700,000 shares of common stock for issuance under the plan.
4.	To ratify the selection of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005.
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 30, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment thereof.

By Order of the Board of Directors

Kevin J. Ontiveros
Secretary

Salt Lake City, Utah

April 8, 2005

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

NPS PHARMACEUTICALS, INC.

383 Colorow Drive

Salt Lake City, Utah 84108

PROXY STATEMENT

for the

2005 Annual Meeting of Stockholders

(May 12, 2005)

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of NPS Pharmaceuticals, Inc., a Delaware corporation (“NPS” or the “Company”), for use at the Annual Meeting of Stockholders to be held on May 12, 2005, at 3:00 p.m. (EST), and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hilton Parsippany located at One Hilton Court, Parsippany, NJ.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of NPS common stock, beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 8, 2005, to all stockholders entitled to vote at the Annual Meeting. In addition, this Proxy Statement will be available on the Company’s website at www.npsp.com beginning on or about April 8, 2005.

Voting Rights and Outstanding Shares

March 30, 2005 is the record date for determining those holders of NPS common stock entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had outstanding and entitled to vote 38,807,028 shares of common stock. Each holder of the Company’s common stock is entitled to one vote for each share held as of the record date on all matters to be voted upon at the Annual Meeting. Holders of common stock are referred to herein as “Stockholders.” A stockholder may vote by attending the meeting and voting in person. Stockholders may also vote on the Internet, by telephone, or by completing and mailing the enclosed proxy card.

Voting Via the Internet or by Telephone

Stockholders may vote their shares on the Internet or by telephone. The laws of Delaware, under which the Company is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspectors of Election can determine that such proxy was authorized by the Stockholder.

Submitting a proxy via the Internet or by telephone will not affect a stockholder’s right to vote in person should he or she decide to attend the Annual Meeting.

THE INTERNET AND TELEPHONE VOTING PROCEDURES BELOW ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS’ IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS’ INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS VOTING VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

For Shares Registered in Your Name

Stockholders of record may go to http://www.proxyvote.com to vote on the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also vote by calling 1-800-690-6903 (toll-free) and follow the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. Beneficial owners whose stock is held in street name should review these instructions to determine whether they can vote their shares on the Internet or by telephone.

Inspectors of Election

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented at the Annual Meeting. All votes will be tabulated by the Inspectors of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions shall be counted as shares present and entitled to vote at the Annual Meeting. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company, (i) at the Company’s headquarters, 383 Colorow Drive, Salt Lake City, Utah 84108 until 5:00 p.m. on May 11, 2005, or (ii) in care of Hilton Parsippany, One Hilton Court, Parsippany, NJ between 9:00 a.m. and 3:00 p.m. EST on May 12, 2005, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Annual Report

The Company’s 2004 Annual Report to Stockholders, including financial statements for the year ended December 31, 2004, is being distributed to all stockholders of the company, together with this Proxy Statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of such report are available upon request at no charge. To obtain such additional copies, please contact the Company’s Investor Relations Department at 801-583-4939 or by electronic mail at invest@npsp.com.

Stockholder Proposals

No stockholder proposals were submitted and none are included for consideration at this Annual Meeting of Stockholders. Stockholder proposals to be presented at the Company’s 2006 Annual Meeting of Stockholders and considered for inclusion in the proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 22, 2005. In order to be timely, stockholder proposals and director nominations intended to be presented at the Company’s 2006 annual meeting, but not included in the proxy statement for the meeting, must be received by the Company no earlier than February 13, 2006 and no later than March 13, 2006.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations, NPS Pharmaceuticals, Inc., 383 Colorow Drive, Salt Lake City, Utah 84108, or contact Investor Relations by telephone at (801) 583-4939 or call ADP toll-free (800) 542-1061, or write to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the householding program within 30 days of receipt of your revocation and each stockholder at your address will receive individual copies of our disclosure documents. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws provide that directors are to be elected at the Annual Meeting to serve for a term of one year and until their respective successors are duly elected and qualified or until their respective death, resignation, or removal. Vacancies on the Board resulting from death, resignation, disqualification, removal, or other causes and any newly created directorships resulting from any increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office, unless the Board of Directors determines by resolution that any such vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor is elected and qualified.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eleven nominees below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, the number of directors which constitute the whole Board of Directors is to be fixed by one or more resolutions adopted by the Board of Directors. Each of the eleven nominees is currently a director of the Company, and each nominee has agreed to serve if elected. The Board has no reason to believe that any nominee will be unable to serve. If, and when elected at the Annual Meeting, each of the nominees is expected to serve until the 2006 Annual Meeting of Stockholders and until such elected nominee’s successor is duly elected and qualified, or until such elected nominee’s earlier death, resignation, or removal.

Set forth below, in alphabetical order, is biographical information for each person nominated to serve on the Company’s Board of Directors.

NOMINEES FOR ELECTION

Michael W. Bonney 46, has served as a director since January 2005. Mr. Bonney has served since June 2003 as the President and Chief Executive Officer and as a member of the Board of Directors of Cubist Pharmaceuticals, Inc., a public biopharmaceutical company. From January 2002 to June 2003, he served as its President and Chief Operating Officer. From 1995 to 2001, he held various positions at Biogen, Inc., a public biopharmaceutical company, including Vice President, Sales and Marketing from 1999 to 2001. Prior to that, Mr. Bonney held various positions in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Mr. Bonney has a B.A. in Economics from Bates College.

Santo J. Costa, J.D. 59, has served as a director since 1995. Mr. Costa currently serves as Chairman of Biopheresis Technologies LLC, a privately held biomedical company involved in the development of cancer treatment technology. Mr. Costa has also served as of Counsel to the law firm of Maupin Taylor & Ellis since June 2001. Mr. Costa also served as a member of the Board of Advisors of AM Pappas & Associates from March 2000 through December 2004. Mr. Costa served as a director of Quintiles Transnational Corporation, a publicly held global contract research organization, from April 1994 through June 2001 and served as its Vice Chairman from November 1999 through June 2001. From April 1994 to November 1999 he served as President and Chief Operating Officer for Quintiles. From 1986 to 1993, he was employed by Glaxo, Inc., a worldwide pharmaceutical company, where he served as Senior Vice President, Administration and General Counsel and was a member of that company’s board of directors. He is a director of one other publicly held company, CV Therapeutics as well as several private companies. Mr. Costa received his J.D. from St. John’s University.

John R. Evans, M.D. 75, has served as a director and Vice-Chairman of our board since the closing of our acquisition of Allelix Pharmaceuticals in December 1999. Previously, Dr. Evans was Chairman of the Board of Allelix since 1983. From 1979 to 1983, Dr. Evans served as a Director of the Population, Health and Nutrition Department of the World Bank in Washington. From 1972 to 1978 he served as President of the University of Toronto. Currently, Dr. Evans is Chairman of the Canada Foundation for Innovation and serves as Chairman of the Board for Torstar Corporation in Toronto. He is a member of the board of directors of MDS Inc., a publicly held health and life sciences company listed on the New York Stock Exchange and the Toronto Stock Exchange. Dr. Evans received an M.D. degree from the University of Toronto and engaged in specialty training in internal medicine and cardiology in London, Boston and Toronto.

James G. Groninger 61, has served as a director since 1988. In February 2002, Mr. Groninger was appointed CEO of LBS Technologies, Inc., a private biotechnology company focusing on RNA amplification and cellular therapy. Mr. Groninger founded in January 1995 and is President of The Bay South Company, a Richmond, Virginia-based provider of financial advisory and investment banking services. From 1988 through

1994, he served as a Managing Director, Investment Banking Division, of PaineWebber Incorporated. Mr. Groninger is a member of the board of directors of Cygne Designs, Inc., a publicly held company, and Layton BioScience, Inc. and LBS Technologies, both private biotechnology companies. Mr. Groninger received an M.B.A. degree from Harvard Business School and a B.S. from Yale University.

Hunter Jackson, Ph.D. 55, has been Chief Executive Officer and Chairman of our board since founding the Company in 1986. He was appointed to the additional position of President in January 1994. Before founding NPS, he was an Associate Professor in the Department of Anatomy at the University of Utah School of Medicine. Dr. Jackson received a Ph.D. in Psychobiology from Yale University. He received postdoctoral training in the Department of Neurosurgery, University of Virginia Medical School.

Joseph Klein, III 44, has served as a director since 1998. Currently, Mr. Klein is Managing Director of Gauss Capital Advisors, LLC, a financial and investment advisory firm that he founded in 1998. Mr. Klein is also a founding member and currently a Venture Partner of Red Abbey Venture Partners, LLC, the general partner of several life science investor partnerships. From September 2001 to September 2002, Mr. Klein served as a Venture Partner of MPM Capital, one of the largest health care venture capital firms in the world. From June 1999 to September 2000, Mr. Klein served as Vice President of Strategy for Medical Manager Corporation, a physician office management information systems vendor. From June 1998 to June 1999, Mr. Klein served as Health Care Investment Analyst for The Kaufmann Fund, Inc. From 1995 to 1998, Mr. Klein was Portfolio Manager and Chairman of the investment advisory committee of T. Rowe Price Health Sciences Fund, Inc. From 1989 to 1998, Mr. Klein served as Vice President and Health Care Investment Analyst for T. Rowe Price Associates, Inc., an investment management firm. Mr. Klein is a director of Guilford Pharmaceuticals, Inc. and Genaissance Pharmaceuticals, Inc. He holds an M.B.A. from the Stanford Graduate School of Business and a B.A. in Economics from Yale University.

Donald E. Kuhla, Ph.D. 62, has served as a director since 1991. From 1998 through January 2004, Dr. Kuhla was President and Chief Operating Officer of Albany Molecular Research, Inc., a chemical contract research organization. Dr. Kuhla now serves Albany Molecular as a part-time consultant with the Business Development Group, and continues to serve as a director. From 1994 through 1998 Dr. Kuhla was Vice President of Plexus Ventures, Inc., a business consulting firm. Dr. Kuhla held senior management positions with two venture capital-backed, biotechnology startup companies. His early career was spent in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being Senior Vice President of Operations. Dr. Kuhla received a Ph.D. degree in Organic Chemistry from Ohio State University.

Thomas N. Parks, Ph.D. 54, has served as a director since 1986. He is currently the George and Lorna Winder Professor of Neuroscience and Chairman of the Department of Neurobiology and Anatomy at the University of Utah Medical School. Dr. Parks joined the faculty at the University of Utah Medical School in 1978 as an Assistant Professor. Dr. Parks received a Ph.D. degree in Psychobiology from Yale University. He was a postdoctoral fellow in Developmental Neurology at the University of Virginia Medical School.

Rachel R. Selisker 49, has served as a director since January 2005. Ms. Selisker has served since January 2001 as a Managing Director in the Raleigh, North Carolina office of Thomas Clive & Partners Inc., a venture capital firm based in London, where she focuses on the healthcare sector. She served from July 1987 to February 2000 as the Chief Financial Officer, and from February 2000 to January 2001 as Senior Vice President – Global Shared Services, of Quintiles Transnational Corp., a publicly held global contract research organization. Ms. Selisker also served as director of Quintiles Transnational Corp. from November 1995 to February 2000. Ms. Selisker was a supervisor and staff accountant with the national accounting firm of Oppenheim, Appel, Dixon & Co. in Raleigh, North Carolina, from 1981 to 1987. She is a certified public accountant and received her accounting degree from Wake Technical College.

Calvin R. Stiller, M.D. 64, has served as a director since the closing of our acquisition of Allelix in December 1999. Dr. Stiller served on the board of Allelix since April 1999. Since 1996, Dr. Stiller has served as

Chairman and Chief Executive Officer of Canadian Medical Discoveries Fund. Dr. Stiller served as the Chief of the Multi-Organ Transplant Service at the University Hospital in London, Ontario from 1984 through 1996. He is a full professor of medicine at the University of Western Ontario. Dr. Stiller is the Chairman of the Ontario Research and Development Challenge Fund and serves as a director of Spectral Diagnostic, and Residential Retirements REIT, a publicly held trust. Dr. Stiller received an M.D. degree from the University of Saskatchewan.

Peter G. Tombros 62, has served as a director since 1998. Since 2001, Mr. Tombros has served as Chairman of the Board and Chief Executive Officer of VivoQuest, a private biopharmaceutical company. From 1994 until June of 2001, Mr. Tombros served as President, Chief Executive Officer and Director of Enzon Inc., a publicly held biopharmaceutical company. Prior to joining Enzon, Mr. Tombros spent 25 years with Pfizer Inc., a global healthcare company in a variety of senior management positions including Vice President of Marketing, Senior Vice President and General Manager of the Roerig Pharmaceuticals Division, Executive Vice President of Pfizer Pharmaceuticals Division, Director of Pfizer Pharmaceuticals Division, Vice President of Corporate Strategic Planning, and Vice President, Corporate Officer, Pfizer Inc. Mr. Tombros serves on the Board of Directors of Alpharma Inc., a publicly held pharmaceutical company, and Cambrex, a supplier of human health and bioscience products to the life sciences industry. Mr. Tombros also serves on the Board of Directors of Icoria, Inc., a publicly traded biotechnology company. Mr. Tombros received B.S. and M.S. degrees from the Pennsylvania State University and an M.B.A. degree from the University of Pennsylvania Wharton Graduate School of Business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

CORPORATE GOVERNANCE

Board of Directors

Our Board consists of eleven members. The Board has determined that all current Board members and nominees for election, with the exception of Dr. Jackson, the Company’s Chief Executive Officer, and Mr. Groninger, a brother-in-law to Dr. Jackson, are “independent” as defined by the listing standards of The Nasdaq Stock Market (Nasdaq). The Board meets throughout the year on a set schedule, and also holds special meetings and acts by written consent from time to time as appropriate.

The Board of Directors is responsible for monitoring the overall performance of the Company. Among other things, the Board, directly and through its committees, establishes corporate policies; oversees compliance and ethics; reviews the performance of the Chief Executive Officer and other executives; reviews and approves certain transactions; and reviews the Company’s long-term strategic plans.

In accordance with general corporate legal principles applicable to corporations organized under the laws of Delaware, the Board of Directors does not control the day-to-day management of the Company. Members of the Board keep informed about Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports and through discussions with the CEO and other officers.

Directors are responsible for attending Board meetings and meetings of committees on which they serve, and for devoting the time needed and meeting as frequently as necessary to discharge their responsibilities properly. During the fiscal year ended December 31, 2004, the Board of Directors held 18 meetings. At certain meetings for limited periods of time and for limited considerations, the Board met as an Executive Committee where only the independent directors were present. Each Board member standing for reelection attended 75% or more of the aggregate of the meetings held by the Board and by the respective committees on which such Board member served during the period for which he or she was a director or a member of such committee. Directors are invited to attend the annual meeting of stockholders. Eight (8) members of the Board were present at the 2004 Annual Meeting of Stockholders.

Committees of the Board

The Board has elected to use Board committees in furtherance of the discharge of its duties and for the conduct of its work. All major decisions of such committees are reviewed and where appropriate, ratified by the Board. In furtherance of this Board decision to employ committees and consistent with applicable law, regulations and listing requirements, the Board has established four standing committees: Audit, Compensation, Nominating, and Corporate Governance. Prior to March of 2005, the Nominating Committee and Corporate Governance Committee were operated as one committee. On March 17, 2005, the Board established a separately designated Nominating Committee and Corporate Governance Committee. Information regarding each committee is provided below.

Audit Committee

The Board has a separately-designated standing Audit Committee, the purpose of which includes: overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements; evaluating the Company’s system of internal controls; monitoring the independence and performance of the Company’s independent registered public accounting firm; providing an avenue of communication among the independent registered public accounting firm, management and the Board; and providing such additional information and materials the Audit Committee may deem necessary to make the Board aware of significant financial matters that require the Board’s attention. The Audit committee also submits the Report of the Audit Committee set out on page 16. The Audit Committee is presently composed of three directors, Ms. Selisker, Dr. Stiller, and Mr. Tombros. Mr. Klein served as the Chairman and Financial Expert of the Audit Committee through March 8, 2005. The Audit Committee met 14 times during the fiscal year ended December 31, 2004.

Each member of the Audit Committee is independent under Nasdaq listing standards. The Board has determined that Ms. Selisker is an Audit Committee Financial Expert as defined by the Securities and Exchange Commission. The Board believes the Audit Committee meets the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication. The Audit Committee charter is included as an appendix to this proxy statement and is also available on the corporate governance section of our website at www.npsp.com.

Compensation Committee

The Compensation Committee’s functions include: establishing, reviewing, and overseeing salaries, incentive compensation, and other forms of compensation paid to officers and employees of the Company; administering the Company’s incentive compensation and benefit plans; and performing such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee reviews the performance of the Company’s officers, particularly the CEO, and submits the Report of the Compensation Committee set out on pages 30 and 31. The Compensation Committee is composed of three directors, Mr. Costa, Dr. Parks and Mr. Klein. Dr. Evans served on the Compensation Committee through March 8, 2005. The Compensation Committee met nine (9) times during the fiscal year ended December 31, 2004.

Each member of the Compensation Committee is independent under Nasdaq listing standards. The Compensation Committee charter is available on the corporate governance section of our website at www.npsp.com.

Nominating Committee

The Nominating Committee’s functions include: evaluating Director performance on at least an annual basis; providing information and materials relating to the nomination of directors; interviewing, nominating, and recommending individuals for membership on the Company’s Board of Directors and its committees. The committee will consider nominees for directors nominated by stockholders upon submission in writing to the Secretary of the Company of the names of such nominees, together with their qualifications for service as a director of the Company. In order for any nominees for directors nominated by stockholders to be considered by the committee, such nominations must be submitted no later than December 1st of the year preceding the Annual Meeting. The Nominating Committee is composed of three directors, Dr. Kuhla, Dr. Evans and Mr. Bonney. During the fiscal year ended December 31, 2004, the Nominating Committee and Corporate Governance Committee were established and operated as a single committee and met four (4) times.

Each member of the Nominating Committee is independent under Nasdaq listing standards. The Nominating Committee charter is available on the corporate governance section of our website at www.npsp.com.

Corporate Governance Committee

The Corporate Governance Committee is responsible for developing and overseeing the Board’s corporate governance principles and a code of conduct applicable to members of the Board, officers and employees of the Company, and for monitoring the independence of the Board. The Corporate Governance Committee is composed of four directors, Dr. Kuhla, Dr. Evans, Mr. Bonney and Mr. Groninger. During the fiscal year ended December 31, 2004, the Nominating Committee and Corporate Governance Committee were established and operated as a single committee and met four (4) times.

The Corporate Governance Committee and the Board of Directors are in the process of adopting a written charter under which the Corporate Governance Committee will operate. The charter will be posted on our website upon its completion.

Corporate Governance Guidelines and Code of Ethics

We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our directors, officers (including our chief executive officer and chief financial and accounting officers), employees and agents. A copy of the Code of Business Conduct and Ethics is available on the corporate governance section of our website at www.npsp.com.

Nonemployee Director Stock Ownership Guidelines

We have adopted new stock ownership guidelines for nonemployee directors of the Company. The stock ownership guidelines were established to better align the interests of nonemployee directors with the interests of the Company’s stockholders. Under the new stock ownership guidelines, each nonemployee director is required to hold a minimum of 25,000 shares of common stock or deferred stock units of the Company. Each nonemployee director will have three (3) years from the effective date of the guidelines, March 28, 2005, or the date they join the NPS Board in which to acquire a sufficient number of shares or units so as to be in compliance with the new guidelines. If a nonemployee director is found not in compliance with the guidelines after three (3) years of service to the Board, then such director shall not be permitted to take any board compensation in cash until such time as the director is in compliance with the stock ownership guidelines.

Communication from Stockholders

Written communications to the Board may be submitted by electronic mail at BoD@npsp.com, by accessing the Company’s website at www.npsp.com and clicking on the “Contact” link at the top of the page, or by writing to the General Counsel at the Company. Under procedures approved by a majority of the independent directors, the General Counsel will review such communications and will forward them to the Vice Chairman or the other members of the Board if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, the General Counsel will forward communications to the Vice Chairman if they are relevant to NPS’s governance, ethics and policies. At each Board meeting, the General Counsel presents a summary of all communications received since the last meeting that were not forwarded to the Vice Chairman and makes those communications available to the Directors upon request. There were no written communications received in 2004.

PROPOSAL 2

INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER

1994 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company’s 1994 Employee Stock Purchase Plan (“1994 Plan”). The amendment increases by 350,000 the number of shares reserved for issuance under the 1994 Plan from 335,000 shares to 685,000 shares.

Stockholders are requested in this Proposal 2 to approve the amendment to the 1994 Plan. The affirmative vote of a majority of the votes cast on this Proposal 2, excluding abstentions, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal 2.

A summary of the principal features of the 1994 Plan is provided below under “Executive Compensation” but is qualified in its entirety by reference to the full text of the 1994 Plan that was filed electronically with this Proxy Statement with the Securities and Exchange Commission; such text is not included in the printed version of this Proxy.

The Board believes the proposed increase in the number of shares reserved for issuance under the 1994 Plan is in the best interests of the Company. The increase will provide additional reserves of shares needed to attract, retain, and motivate employees of the Company.

PROPOSAL 3

APPROVAL OF 2005 OMNIBUS INCENTIVE PLAN

In March of 2005, the Board of Directors adopted, subject to stockholder approval, the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan (the “2005 Omnibus Plan” or the “Plan”) and reserved 2,700,000 shares of the Company’s common stock for issuance under the Plan. The 2005 Omnibus Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards, all as defined in the plan. The Board adopted the 2005 Omnibus Plan as a means to secure and retain the services of current and future employees, directors, and consultants to the Company and to provide incentives for such persons to exert maximum efforts on behalf of the Company. As of April 8, 2005, there were no grants under the 2005 Omnibus Plan.

Stockholders are requested in this Proposal 3 to approve the 2005 Omnibus Plan and the setting aside of 2,700,000 shares of common stock for issuance under the Plan. The affirmative vote of a majority of the votes cast on this Proposal 3, excluding abstentions, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal 3.

A summary of the principal features of the 2005 Omnibus Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan that was filed electronically with this Proxy Statement with the Securities and Exchange Commission; such text is not included in the printed version of this Proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

Summary of the 2005 Omnibus Plan

Purpose.

The 2005 Omnibus Plan was adopted to provide a means by which employees (including officers), directors, and consultants to the Company and its subsidiaries and affiliates may be given the opportunity to benefit from increases in value of the Company’s stock; to retain the services of present employees, directors and consultants;

to secure and retain the services of new employees, directors and consultants; and to provide incentives for employees, directors and consultants to exert maximum efforts for the success of the Company and thereby promote the long-term interests of the Company, including growth in the value of the Company’s equity and enhancement of long-term stockholder value.

Administration.

The 2005 Omnibus Plan is administered by the Board of Directors of the Company. The Board has full power and authority to interpret and construe the provisions of the 2005 Omnibus Plan and, subject to the provisions of the Plan, to determine the persons to whom awards will be granted, the type of awards to be granted, the dates on which awards will be granted, the type, amount, and form of consideration in connection with awards to be granted, and the other terms and conditions of each award granted under the Plan.

The Board may delegate administration of the 2005 Omnibus Plan to a committee of not fewer than two members, all of whom are nonemployee directors. In order to maximize the Company’s ability to recognize a business expense deduction under Section 162(m) of the Internal Revenue Code in connection with compensation recognized by “covered employees” (defined in Section 162(m) as the chief executive officer and other four most highly compensated officers), the regulations under Section 162(m) require that the directors who serve as members of the Committee responsible for administering the 2005 Omnibus Plan with respect to these covered employees must be “outside directors.” The Board has delegated administration of the 2005 Omnibus Plan to the Compensation Committee, which currently consists of three outside, non-employee directors as described below.

Eligibility.

Employees, officers, directors and consultants of the Company and its subsidiaries and affiliates are eligible to receive awards under the 2005 Omnibus Plan. The Board has full power and authority to determine the persons to whom awards will be granted. As of the date of this Proxy Statement, approximately 360 employees and 10 non-employee directors were eligible to be selected by the Board to receive awards under the 2005 Omnibus Plan.

Shares Available for Awards.

The aggregate number of shares of our common stock available for grants to participants under the 2005 Omnibus Plan is 2,700,000 shares. Certain awards under the Plan are subject to limitations as follows:

•	The maximum aggregate number of shares subject to options and stock appreciation rights granted in any one fiscal year to any one participant is 150,000, in each case, plus the amount of the participant’s unused award limit (in each case) from the previous fiscal year.

•	The maximum aggregate number of shares with respect to awards of restricted stock/units and performance shares/units in any one fiscal year to any one participant is 80,000, in each case, plus the amount of the participant’s unused award limit (in each case) from the previous fiscal year.

•	The maximum aggregate amount awarded with respect to cash-based awards and other stock-based awards in any one fiscal year to any one participant may not exceed $1,000,000 with respect to cash-based awards and 80,000 shares with respect to other stock-based awards, plus the amount of the participant’s unused award limits (in each case) from the previous fiscal year.

The Board may adjust the number of shares and share limits described above in the case of a stock dividend, stock split (or other distribution), merger, consolidation (or other similar corporate transaction or event), in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2005 Omnibus Plan. Any shares of our common stock related to an award which (1) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, (2) is settled in cash instead of shares, or (3) does not involve shares will be available for future grants under the 2005 Omnibus Plan.

The closing price of a share of our common stock as reported on the Nasdaq stock market on March 30, 2005 was $12.26.

Types of Awards.

The 2005 Omnibus Plans permits grants of stock options (including both incentive and non-qualified stock options), stock appreciation rights (“SARs”), restricted stock and restricted stock units, stock units, performance shares and performance units, cash-based awards, other stock-based awards or dividend equivalents. Awards may be granted alone, in addition to, in combination with or in substitution for any other award granted under the 2005 Omnibus Plan or any other compensation plan.

Stock Options.    The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Board in an individual award agreement with the participant. Options may be granted as incentive stock options (“ISO”) or non-qualified stock options (“NQSO”); provided, however, that only employees of the Company and its subsidiaries may receive a grant of an ISO. The option exercise price may be payable in cash, by tendering previously acquired shares of the Company’s common stock (with a fair market value on the exercise date equal to the exercise price), or by any other method approved by the Board. The exercise price of options under the Plan must be at least equal to 100% of the fair market value of the Company’s common stock as determined on the grant date (110% of the fair market value in the case of an ISO if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The maximum term of an option under the 2005 Omnibus Plan is ten years (five years if the grant is an ISO to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

Stock Appreciation Rights.    The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of the Company’s common stock over the grant price of the SAR. The grant price for a SAR must be at least equal to 100% of the fair market value of the Company’s common stock as determined on the grant date. The SAR exercise price may be in cash, shares of the Company’s common stock (with a fair market value on the exercise date equal to the exercise price) or by any other method approved by the Board. SARs become exercisable at such times and are subject to such conditions as determined by the Board in an individual award agreement with the participant. The maximum term of a SAR under the 2005 Omnibus Plan is ten years.

Restricted Stock and Restricted Stock Units.    The holder of restricted stock will own shares of the Company’s common stock subject to restrictions (including restrictions on vesting and/or transferability) imposed by the Board for a specified time period as set out in the terms of an individual award agreement with the participant. Shares of restricted stock become freely transferable after all restrictions applicable to the shares have lapsed or been satisfied. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Board, if any, to receive shares of the Company’s common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Board.

Performance Awards.    The Board may grant performance awards as either performance shares or performance units. Performance awards give participants the right to receive payments in cash or common stock upon the achievement of certain performance goals established by the Board for a specified performance period. Each performance unit will have an initial value that is established by the Board as of the grant date. Each performance share will have an initial value equal to 100% of the fair market value of a share of our common stock as of the grant date. Performance goals are based on one or more of the following business criteria:

•	Net earnings or net income (before or after taxes);

•	Earnings per share;

•	Net sales or revenue growth;

•	Net operating profit;

•	Return measures;

•	Cash flow;

•	Earnings before or after taxes, interest, depreciation, and/or amortization;

•	Gross or operating margins;

•	Productivity ratios;

•	Share price (including growth measures and total shareholder return);

•	Expense targets;

•	Margins;

•	Operating efficiency;

•	Market share;

•	Customer satisfaction;

•	Working capital targets;

•	Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

•	Product development.

Cash-Based Awards.    The Board may grant cash-based awards to participants in such amounts and upon such terms as the Board may determine under the 2005 Omnibus Plan. Each cash-based award will specify a payment amount or payment range and may, upon designation by the Board, be paid out to a participant only to the extent that the foregoing performance goals are met.

Other Stock-Based Awards.    The Board may grant other types of equity-based or related awards under the 2005 Omnibus Plan (including grants of unrestricted shares) in such amounts and subject to such terms and conditions, including the achievement of the foregoing performance goals, as the Board may determine. Such awards may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of our common stock.

Dividend Equivalents.    The Board may grant dividend equivalents based on any dividends declared by the Company on shares of its common stock that are subject to any award under the 2005 Omnibus Plan. Such dividend equivalents may be converted to cash or additional shares for the participant as determined by the Board. Dividend equivalents may be subject to other terms and conditions as determined by the Board.

Duration.

Unless terminated or discontinued by the Board, the 2005 Omnibus Plan will expire on May 12, 2015. No awards may be made after that date. However, awards granted prior to the expiration of the 2005 Omnibus Plan will remain outstanding in accordance with their applicable terms and conditions.

Termination and Amendment.

The Board may amend, alter, or discontinue the 2005 Omnibus Plan at any time, although no amendment, alteration or termination of the plan may, in a material way, adversely affect any award previously granted without the written consent of the participant holding the award. Additionally, no material amendment of the 2005 Omnibus Plan may be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule.

Prohibition on Repricing Awards.

Without the approval of our stockholders, no stock option or SAR issued under the 2005 Omnibus Plan may be amended to reduce the exercise or grant price, and no stock option or SAR may be canceled or replaced with an option or SAR having a lower exercise or grant price, except in connection with a stock dividend, stock split (or other distribution), merger, consolidation (or similar corporate transaction or event), in order to prevent a dilution or enlargement of the benefits, or potential benefits, intended to be provided under the 2005 Omnibus Plan.

Effect of Certain Corporate Transactions.

The 2005 Omnibus Plan provides that, in the event of a specified type of merger or other corporate reorganization, the time during which awards outstanding under the plan become vested shall be accelerated and all outstanding awards shall become immediately exercisable upon such event. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Transferability of Awards.

Unless otherwise provided by the Board, awards under the 2005 Omnibus Plan are not transferable other than as designated by a participant by will or by the laws of descent and distribution.

Termination of Participant’s Employment/ Services.

The Board determines, in its sole discretion through an individual award agreement with the participant, the extent to which a participant shall have the right to retain any award under the 2005 Omnibus Plan following the termination of the participant’s employment with or provision of services to the Company.

Federal Income Tax Consequences.

Grant of Options and SARs.    The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs.    Upon exercising a NQSO, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and are generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs.    The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO, NQSO or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other than Options and SARs.    As to other awards granted under the 2005 Omnibus Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award will recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under Section 83 of the Internal Revenue Code, the holder will recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction.    Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2005 Omnibus Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2005 Omnibus Plan.

Delivery of Shares for Tax Obligation.    Under the 2005 Omnibus Plan, the Board may permit participants receiving or exercising awards, subject to the discretion of the Board and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

New Plan Benefits.

No benefits or amounts have been granted, awarded or received under the 2005 Omnibus Plan. It is expected that upon receipt of stockholder approval of Proposal 3, the Board will award restricted stock units to non-employee directors for services rendered in calendar year 2004. If the 2005 Omnibus Plan is approved by our stockholders, the Board in its sole discretion will determine the number and types of awards that will be granted under the plan and will also determine the persons to whom awards will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2005 Omnibus Plan is approved by our stockholders.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, and has further directed that management submit the selection of KPMG as independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company’s financial statements since the Company’s inception in 1986. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

For the last two fiscal years, the Company was billed fees in the following amounts for services by KPMG:

	Fiscal Year Ended December 31, 2004	Fiscal Year Ended December 31, 2003
Audit fees	$729,000	$451,000
Audit-related fees	$32,000	$107,000
Tax fees	$204,000	$250,000
All other fees	$—	—

Audit fees consist of KPMG’s fees for services related to their audits of the Company’s annual financial statements and the Company’s internal controls over financial reporting, including management’s assessment, their review of financial statements included in the Company’s quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements and issuance of consents, and comfort letters. Audit-related fees consist primarily of fees rendered for services in connection with employee benefit plan audits, due diligence of potential merger and acquisition transactions and consultation regarding financial accounting and reporting standards. Tax fees consist of fees rendered for services on tax compliance matters, including tax return preparation, claims for refund and assistance with tax audits of previously filed tax returns, tax consulting and advisory services consisting primarily of tax advice rendered by KPMG in connection with potential merger and acquisition transactions, the formulation of the Company’s tax strategy and assistance in minimizing custom, duty and import taxes. Audit fees related to the annual financial statements were $413,000 and $117,000, respectively for the years ended December 31, 2004 and 2003. The increase between years was primarily the result of the audits of the Company’s internal controls over financial reporting in 2004. Similar audits were not performed in 2003. Additionally, for the year ended December 31, 2004, audit fees included $31,000 related to the review of SEC filed registration statements and the issuance of consents. Tax compliance and preparation fees were $43,000 and $103,000 respectively, for the years ended December 31, 2004 and 2003. Tax consulting and advisory services were $161,000 and $147,000, respectively, for the years ended December 31, 2004 and 2003. For the year ended December 31, 2003, audit, audit-related and tax fees included $276,000 for services rendered in connection with the terminated merger with Enzon Pharmaceuticals, Inc. and $162,000 related to the review of SEC filed registration statements and the issuance of consents and comfort letters, excluding Enzon related services. All audit, audit-related, tax, and any other services performed for the Company by its independent registered public accounting firm are subject to pre-approval by the Company’s Audit Committee and were pre-approved by the Audit Committee prior to such services being rendered. The Audit Committee determined that the services provided by and fees paid to KPMG were compatible with maintaining the independent registered public accounting firm’s independence.

Stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Board determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

AUDIT COMMITTEE REPORT (1)

The Audit Committee of the Board of Directors has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2004.

The Audit Committee discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received, reviewed, and discussed with KPMG the written disclosures and the letter from them required by Independence Standards Board Statement No. 1 and discussed with KPMG their independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and amendments thereto.

The Audit Committee

Joseph Klein III, Chairman

Calvin R. Stiller

Peter G. Tombros

March 8, 2005

(1)	This Report of the Audit Committee does not constitute soliciting material and shall not be deemed to be “filed” with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference in any such document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of NPS common stock as of February 23, 2005, by: (a) all those known by the Company to be beneficial owners of more than five percent of the Company’s common stock; (b) each current director and nominee for director; (c) each of the executive officers named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total (1)
(unless otherwise noted)
OrbiMed Advisors LLC(2) 767 Third Avenue, 30th Floor New York, NY 10017	5,988,300	15.43%

Wellington Management(3) 75 State Street Boston, MA 02109	4,283,611	11.04%

T. Rowe Price Associates, Inc.(4) 100 East Pratt Street Baltimore, MD 21202	3,078,900	7.93%

Sectoral Asset Management Inc.(5) 2120-1000 Sherbrooke St. West Montreal PQ, H3A 3G4, Canada	2,831,933	7.30%

Citigroup Global Markets Holdings, Inc.(6) 388 Greenwich Street New York, NY 10013	2,363,150	6.09%

Hunter Jackson, Ph.D.(7)	468,067	1.19%
Edward F. Nemeth(8)	289,875	*
Thomas N. Parks, Ph.D.(9)	244,106	*
Calvin R. Stiller(10)	230,289	*
John R. Evans(8)	109,931	*
Donald E. Kuhla, Ph.D.(8)	66,450	*
G. Thomas Heath(8)	54,322	*
Peter Tombros(8)	45,150	*
Gerard J. Michel(8)	40,068	*
Joseph Klein, III(8)	24,750	*
Santo J. Costa, J.D.(8)	19,450	*
Alan Rauch(8)	15,455	*
Michael W. Bonney	—	*
James G. Groninger(8)	11,000	*
Rachel Selisker	—	*
All directors and executive officers as a group(11)	1,971,862	4.94%

*	Means less than 1%.

The above table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G filed with the Commission. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities.

Except as set forth herein, the address of the persons set forth above is the address of the Company appearing elsewhere in this Annual Report.

(1)

The number of shares of common stock issued and outstanding on February 23, 2005, was 38,813,339 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at February 23, 2005, plus shares of common stock subject to options held by such person at February 23, 2005, and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)	Includes 783,100 shares held by OrbiMed Capital, LLC, an affiliate of Orbimed Advisors, LLC (“OrbiMed”). All securities listed under OrbiMed are owned by various individual and institutional investors, for whom OrbiMed serves as investment adviser with shared power to direct investments and/or shared power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, OrbiMed is deemed to be a beneficial owner of such securities.
(3)	These securities are owned by various individual and institutional investors, for whom Wellington Management Company, LLP (“Wellington”) serves as investment adviser with shared power to direct investments and/or shared power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Wellington is deemed to be a beneficial owner of such securities.
(4)	These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5)	These securities are owned by various individual and institutional investors, for whom Sectoral Asset Management Inc. (“Sectoral”) serves as investment adviser with sole power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Sectoral is deemed to be a beneficial owner of such securities.
(6)	Includes 113,205 shares held by Citigroup, Inc., a subsidiary of Citigroup Global Markets Holding, Inc.
(7)	Includes 21,526 shares held in trusts and 32 shares held by Dr. Jackson’s children, of which he disclaims beneficial ownership. Also includes 379,600 shares subject to options exercisable within 60 days of February 23, 2005.
(8)	These figures include 193,600 shares for Mr. Nemeth, 30,507 shares for Mr. Evans, 25,650 shares for Dr. Kuhla, 52,000 shares for Mr. Heath, 28,650 shares for Mr. Tombros, 39,600 shares for Mr. Michel, 11,650 shares for Mr. Klein, 16,650 shares for Mr. Costa, 15,200 shares for Mr. Rauch and 7,650 shares for Mr. Groninger which are subject to options exercisable within 60 days of February 23, 2005.
(9)	Includes 18,784 shares held in trusts of which Dr. Parks disclaims beneficial ownership. Also includes 7,650 shares subject to options exercisable within 60 days of February 23, 2005.
(10)	Includes 196,443 shares held by Canadian Medical Discoveries Fund, of which Dr. Stiller disclaims beneficial ownership. Also includes 26,946 shares subject to options exercisable within 60 days of February 23, 2005.
(11)	Includes 20 people. An aggregate of 1,124,643 shares are subject to options held by such 20 people and exercisable within 60 days of February 23, 2005.

Rule 10b5-1 Plans

We have adopted a policy and implemented procedures allowing directors, officers and employees to effect sales of the Company’s securities under SEC Rule 10b5-1. Under this rule, directors and officers may adopt a prearranged contract, instructions, or written plan arranging for the sale of Company securities on specified conditions. To this effect, prearranged plans have already been implemented and additional such plans may be adopted from time to time.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock, to file with the Commission reports of ownership and changes in ownership of NPS common stock. Officers, directors, and greater than 10% stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, during the fiscal year ended December 31, 2004, the Company believes that all reporting persons complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Compensation of Directors

In 2004 the Compensation Committee re-evaluated the Company’s Board compensation practices. In connection with this review the committee retained the services of an outside compensation consultant to review past director compensation practices of the Company and to survey the practices of similarly situated companies as NPS. Upon completion of this review, at the recommendation of the Committee, the Board revised the compensation practices for 2005 going forward as described herein.

Non-employee directors of the Company are now compensated for their services as directors through the payment of annual retainer fees, meeting fees and non-retainer equity awards. Compensation for retainer and meeting fees are paid in cash and through the issuance of equity awards. Each non-employee director may elect to receive up to fifty percent (50%) of such director’s retainer and meeting fee compensation in cash and the remainder in equity. The equity awards will be made in the form of deferred stock units. The Board has also established an annualized equity award target value of $125,000 per director per year. This sum will be awarded in four (4) equal quarterly installments. The Board has also concluded to satisfy the equity award obligation through the award of deferred stock units. The issuance of the deferred stock units is subject to the receipt of stockholder approval of Proposal 3 regarding the 2005 Omnibus Plan. If the 2005 Omnibus Plan is not approved, it is anticipated that the non-employee directors will be compensated solely in cash and stock options issued under the Company’s 1998 Stock Option Plan. A detailed description of the 2005 Omnibus Plan is provided above under Proposal 3 and a detailed description of the 1998 Stock Option Plan is provided on page 24. The Company also reimburses outside directors for out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings.

A detailed presentation of the fees a non-employee director may earn for service on the board follows:

Type of Fee	Amount
Annual Retainer	$19,000
Lead Director Annual Retainer	$10,000
Committee Chair Annual Retainer	$10,000
Board Meeting Attended (In Person)	$1,500
Board Meeting (Attended Telephonically)	$750 per meeting
Audit Committee Meeting (In Person)	$2,000 per meeting
Audit Committee Meeting (Attended Telephonically)	$1,000 per meeting
Committee Meeting in Person (non-audit)	$1,000 per meeting
Committee Meeting (non-audit) (Attended Telephonically)	$500 per meeting
Non-Retainer Annual Equity Award Value	$125,000

The annual retainers are paid immediately following the Company’s annual meeting of stockholders, customarily held in May of each year. Meeting fees earned during a calendar quarter are payable in the following calendar quarter.

We have adopted new stock ownership guidelines for nonemployee directors of the Company. The stock ownership guidelines were established to better align the interests of nonemployee directors with the interests of the Company’s stockholders. Under the new stock ownership guidelines, each nonemployee director is required to hold a minimum of 25,000 shares of common stock or deferred stock units of the Company. Each nonemployee director will have three (3) years from the effective date of the guidelines, March 28, 2005, or the date they join the NPS Board in which to acquire a sufficient number of shares or units so as to be in compliance with the new guidelines. If a nonemployee director is found not in compliance with the guidelines after three (3) years of service to the Board, then such director shall not be permitted to take any board compensation in cash until such time as the director is in compliance with the stock ownership guidelines.

Previously, the non-employee directors were compensated with annual stock option grants and the award of common stock of the Company. Descriptions of these prior arrangements are provided below.

For services rendered in 2004, the non-employee directors received the following cash remuneration: Sandy Costa, $41,208; John Evans, $39,491; Jim Groninger, $39,491; Skip Klein, $55,803; Don Kuhla, $36,916; Tom Parks, $37, 774; Cal Stiller, $58,378; and Peter Tombros, $53,227. It is also anticipated that non-employee directors will also be granted deferred stock units for 2004 service upon approval of the 2005 Omnibus Plan in amounts equal to their cash remuneration described above.

1994 Non-Employee Directors’ Stock Option Plan

In January 1994, the Board adopted, and the stockholders subsequently approved, the 1994 Non-Employee Directors’ Stock Option Plan (Directors’ Plan). The Directors’ Plan expired on January 6, 2004 and no additional options may be granted under the Directors’ Plan.

A total of 360,000 shares of common stock were available for grant under the Directors’ Plan. Only non-employee directors of the Company were eligible to receive options. Options granted under the Directors’ Plan were automatic and non-discretionary. Pursuant to the terms of the Directors’ Plan, each person who was elected for the first time to be an outside director of the Company and who was not otherwise employed by the Company or an affiliate of the Company (a “Non-Employee Director”) was automatically granted an option to purchase 15,000 shares of common stock (subject to adjustment as provided in the Directors’ Plan) upon the date of his or her election to the Board. Additionally, for each year that a non-employee director had been a non-employee director for at least three months, such non-employee director was automatically granted an option to purchase 3,000 shares of common stock.

No option granted under the Directors’ Plan may be exercised after the expiration of ten years from the date such option was granted. Options granted under the Directors’ Plan vest at a rate of 28% of the shares subject to the option one year after date of grant and 3% of the shares become exercisable each month thereafter, so long as the optionee has, during the entire period prior to such vesting date, continuously served as a non-employee director or in other continuous affiliation as provided under the Directors’ Plan. If the optionee’s service as a non-employee director terminates for any reason other than death, the option will remain exercisable for twelve months after the date of termination of such directorship or later if other affiliations with the Company continue thereafter, or until the option’s expiration date, if earlier. If the optionee dies, the option will remain exercisable for eighteen months following the date of death or until the expiration date of the option, whichever is earlier. In the event of a change in control transaction in which the Company is not the surviving corporation, or in which more than 50% of the shares of the Company’s common stock entitled to vote are exchanged, the time during which options outstanding under the Directors’ Plan vest shall be accelerated. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock on the date of grant. Options granted under the Directors’ Plan are generally non-transferable.

As of December 31, 2004, options to purchase a total of 108,470 shares of common stock had been exercised under the Directors’ Plan at exercise prices from $3.00 to $10.75 per share. As of that date, options to purchase 186,100 shares of common stock with exercise prices from $5.50 to $29.53 per share and a weighted average exercise price per share of $15.97 were outstanding.

Non-Employee Directors’ Stock Bonus Program

In December 1994, the Board adopted the Non-Employee Directors’ Stock Bonus Program under the 1994 Equity Incentive Plan (Stock Bonus Program). The Stock Bonus Program expired on January 6, 2004 and no additional shares of common stock may be granted under the Stock Bonus Program.

Under the Stock Bonus Program, non-employee directors were eligible to receive grants of shares of common stock for attendance at Board and Committee meetings. The Stock Bonus Program provided each Non-Employee Director of the Company with a non-discretionary award of 200 shares of common stock for each Board meeting attended, and, through December 31, 2000, 200 shares of common stock per year for serving on a Board Committee. Beginning in January 2001, this same formula remained in effect except that each non-employee director received 200 shares of common stock for each committee meeting attended in person and 100 shares of common stock for each committee meeting attended by telephone, and no shares for membership on a committee. Stock awards under the Stock Bonus Program were usually made during the first quarter of each year for Board activities during the previous year.

Compensation of Executive Officers

The following table shows for the fiscal years ended December 31, 2004, 2003 and 2002, certain compensation awarded, paid to, or earned by, the Company’s Chief Executive Officer and its other four most highly compensated executive officers (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Compensation		Restricted Stock Awards($)		Stock Options Grants(#)	All Other Compensation($)
Hunter Jackson, Ph.D. Chief Executive Officer, President and Chairman of the Board	2004 2003 2002	464,688 397,065 386,000	— — —	3,130 1,412 1,468	(5) (5) (5)	125,200 — —	(2)	— 60,000 60,000	6,150 6,000 6,000	(1) (1) (1)

Edward F. Nemeth Vice President and Chief Scientific Officer	2004 2003 2002	289,650 243,968 213,423	— — —	57,110 20,775 14,905	(6) (6) (6)	— — —		20,000 20,000 20,000	— — 3,296	(1)

Alan Rauch (3) Senior Vice President, Clinical Research and Medical Affairs and Chief Medical Officer	2004 2003	297,000 27,500	— 25,000	— —		— —		25,000 40,000	6,150 —	(1)

Gerard J. Michel (4) Chief Financial Officer and Vice President, Corporate Development	2004 2003 2002	285,577 257,165 113,077	— — —	— — —		— — —		25,000 25,000 40,000	6,150 6,000 5,500	(1) (1) (1)

G. Thomas Heath Senior Vice President, Marketing and Sales	2004 2003 2002	273,041 253,042 241,058	— — —	2,273 — —	(5)	— — —		25,000 25,000 25,000	5,473 5,061 4,821	(1) (1) (1)

(1)	401(k) Company match.
(2)	On January 5, 2004, Dr. Jackson received a restricted stock grant of 4,000 shares of common stock. The dollar value of this grant (referenced above) is based on the closing price of our common stock on January 5, 2004. The shares underlying Dr. Jackson’s restricted stock grant vest in three (3) equal portions on January 5th of each year, beginning in 2005. As of December 31, 2004, the number and value of the aggregate restricted stock holdings of our Named Executive Officers were 4,000 and $125,200, respectively. Holders of restricted stock are eligible to receive dividends to the extent that we declare dividends on our capital stock. We have never declared or paid cash dividends on our capital stock. We intend to retain any future earnings to finance growth and development and therefore do not anticipate paying cash dividends in the foreseeable future.
(3)	Dr. Rauch became an employee of the Company in November 2003.
(4)	Mr. Michel became an employee of the Company in July 2002.
(5)	Long-term disability insurance premium payments.
(6)	Tax equalization payments for named officer living in Canada.

1987 Stock Option Plan

The 1987 Stock Option Plan (1987 Plan) was adopted in June 1987. The purposes of the 1987 Plan were to attract and retain qualified personnel, to provide additional incentives to employees, officers, advisors, directors, and consultants of the Company, and to promote the success of the Company’s business. No options have been granted under the 1987 Plan since December 1993, and the Company will not make any future grants under the 1987 Plan. As of December 31, 2004, options to purchase a total of 1,308,942 shares of common stock had been exercised for cash and services under the 1987 Plan at a weighted average exercise price of $1.03 per share. As of December 31, 2004, no options were outstanding under this Plan.

1994 Equity Incentive Plan

In January 1994, the Board adopted the 1994 Equity Incentive Plan (1994 Plan), which was subsequently approved by the stockholders in February 1994. Under the 1994 Plan, 1,781,473 shares have been authorized for issuance. The purposes of the 1994 Plan were to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors, and consultants of the Company and its affiliates and to promote the success of the Company’s business. Under the 1994 Plan, the Company was able to grant NSOs and restricted stock awards to employees, officers, directors, and consultants to the Company and its affiliates and ISOs to employees of the Company and its affiliates. As of December 31, 2004, options to purchase a total of 1,133,589 shares of common stock had been exercised for cash and services under the 1994 Plan at a weighted average exercise price of $9.43 per share. As of December 31, 2004, options to purchase 352,780 shares of common stock were outstanding with exercise prices ranging from $3.00 to $13.37 per share, and a weighted average exercise price per share of $9.53.

Options granted under the 1994 Plan prior to December 1, 1997, generally become exercisable at a rate of 28% of the shares subject to the option at the end of the first year and 3% of the shares subject to the option at the end of each calendar month thereafter. Options granted under the 1994 Plan after December 1, 1997 generally become exercisable at a rate of 28% of the shares subject to the option at the end of the first year and 2% of the shares subject to the options at the end of each calendar month thereafter. The maximum term of a stock option under the 1994 Plan is ten years; however, if the optionee who is granted an ISO at the time of grant is a 10% Holder, the maximum term of any ISO granted under the 1994 Plan is five years. If an optionee terminates his or her service to the Company, the optionee may exercise only those option shares vested as of the date of termination and must effect such exercise within three months of termination of service for any reason other than death or disability, one year after termination due to disability, and eighteen months after termination due to death. In the event of a change in control transaction, all outstanding, unvested options shall vest and become immediately exercisable. The 1994 Plan expired on January 6, 2004 and no further awards will be made under the 1994 Plan.

1998 Stock Option Plan

Summary

On March 3, 1998, the Board adopted the 1998 Stock Option Plan, which was subsequently approved by the stockholders on May 20, 1998. There were a total of 1,000,000 shares initially authorized for issuance under the 1998 Plan. Pursuant to Board and stockholder approval, this amount was increased to 3,000,000 shares in June 2000, to 4,900,000 shares in May 2002, and to 6,500,000 in August 2003.

As of December 31, 2004, options to purchase a total of 1,211,908 shares of common stock had been exercised for cash and services under the 1998 Plan at a weighted average exercise price of $8.49 per share. As of December 31, 2004, options to purchase 4,574,665 shares of common stock were outstanding with exercise prices ranging from $3.80 to $56.31 per share, and a weighted average exercise price per share of $22.32. As of December 31, 2004, 1,149,635 shares remain available for future option grants under the 1998 Plan.

Purpose

The 1998 Plan was adopted to provide a means by which employees (including officers), directors, and consultants to the Company and its affiliates may be given an opportunity to benefit from increases in the value of the stock of the Company, to secure and retain the services of persons holding or capable of filling such positions, and to provide incentives for such persons to exert maximum efforts on behalf of the Company and thereby promote the long-term interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term stockholder value.

Administration

The 1998 Plan is administered by the Board. The Board has the power to construe and interpret the 1998 Plan and, subject to the provisions of the 1998 Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, and other terms of the option. The Board is authorized to delegate administration of the 1998 Plan to a committee or committees composed of one or more members of the Board, and has delegated such administration to the Compensation Committee (the “Committee”). The Committee has the powers to administer the 1998 Plan subject to such limitations as the Board provides. As used herein with respect to the 1998 Plan, where appropriate, the term “Board” refers to the Compensation Committee.

In order to maximize the Company’s ability to recognize a business expense deduction under Section 162(m) of the Code in connection with compensation recognized by “covered employees” (defined in Section 162(m) as the chief executive officer and other four most highly compensated officers), the regulations under Section 162(m) require that the directors who serve as members of the Committee responsible for administering the 1998 Plan with respect to these covered employees must be “outside directors.” The 1998 Plan provides that in the discretion of the Board, a committee may consist solely of two or more “outside directors,” in accordance with Code Section 162(m), or solely of two or more “non-employee directors,” in accordance with Rule 16b-3. The Committee composition as described above currently consists of three outside, non-employee directors.

Eligibility

Employees, officers, directors, and consultants of the Company and its affiliates are eligible to receive stock option grants under the 1998 Plan. As of the record date, approximately 360 employees and 10 directors were eligible for awards under the 1998 Plan.

In order to ensure that the Company will be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1998 Plan, the Company has included in the 1998 Plan a provision limiting the maximum number of shares of Common Stock that may be covered by stock options issued under the 1998 Plan to one individual for any consecutive three calendar years to 750,000.

Stock Subject to the Plan

The maximum number of shares of Common Stock that may be issued pursuant to options granted under the 1998 Plan is 6,500,000 shares. To the extent any shares of stock covered by a grant are not delivered to an optionee because the award is forfeited or canceled, or the shares of stock are not delivered because the award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 1998 Plan. If the exercise price of any option granted under the 1998 Plan is satisfied by tendering shares of stock of the Company, only the number of shares of stock issued net of the shares of stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of stock available for delivery under the 1998 Plan. Shares of stock delivered under the 1998 Plan in settlement, assumption, or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of stock available for delivery under the 1998 Plan, to the extent that such settlement, assumption, or substitution is a result of the Company or an affiliate acquiring another entity (or an interest in another entity).

Terms of the Options

The following is a description of the permissible terms of options under the 1998 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price, Payment.    The exercise price of option grants under the 1998 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases with respect to ISOs (see “Eligibility” above) may not be less than 110% of such fair market value.

Exercise Price, No Repricing.    Except for certain adjustments due to corporate transactions (see “Adjustment Provisions” and “Effect of Certain Corporate Events” below), the exercise price for any stock option grant under the 1998 Plan may not be decreased after the grant of such stock option, and a stock option may not be surrendered as consideration in exchange for the grant of a new stock option with a lower exercise price.

Option Exercise.    Options granted under the 1998 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised, and options granted may contain provisions for accelerated vesting upon specified events or conditions. In addition, options granted under the 1998 Plan may permit exercise prior to vesting, but in such event, the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To date, options granted under the 1998 Plan generally become exercisable at the rate of 28% of the shares subject to the option vest at the end of the first year and 2% of the shares vest monthly thereafter.

Term.    The maximum term of ISOs and NSOs under the 1998 Plan is ten years, except that in certain cases (see “Eligibility”) the maximum term of ISOs is five years. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship.

Adjustment Provisions.    If there is any change in the Common Stock subject to the 1998 Plan or subject to any award granted under the 1998 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1998 Plan and awards outstanding thereunder will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during any calendar year, and the type of security, number of shares and price per share of stock subject to such outstanding awards in order to preserve (or prevent enlargement of) the benefits or potential benefits intended at the time of the grant.

Effect of Certain Corporate Transactions.    The 1998 Plan provides that, in the event of a specified type of merger or other corporate reorganization, the time during which options outstanding under the Plan become vested shall be accelerated and all outstanding Options shall become immediately exercisable upon such event. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment, and Termination.    The Board may suspend or terminate the 1998 Plan without stockholder approval or ratification at any time or from time to time. The Board may also amend the 1998 Plan at any time or from time to time. However, no such amendment will be effective unless necessary in order for the 1998 Plan to satisfy or continue to satisfy Sections 422 and/or 162(m) of the Code, if applicable, Rule 16b-3, and/or Nasdaq or other securities exchange listing requirements, or if such amendment would increase the number of shares issuable under the 1998 Plan or decrease the minimum stock option exercise price set forth in the 1998 Plan or permit repricing outstanding options. The Board may submit any other amendment to the 1998 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restriction on Transfer.    Except as otherwise provided by the Board, awards under the 1998 Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution. In general, ISOs may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee. NSOs may not be transferred except when transfer to a family member or related trust or partnership is authorized by express provision of the option grant agreement, by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and, during the lifetime of the optionee, may be exercised only by the optionee, a valid family member, or a transferee pursuant to a domestic relations order.

The following table sets forth each grant of options to purchase common stock made during the year ended December 31, 2004, to each of the Named Executive Officers. Grants of options to each of the Named Executive Officers were made under the 1998 Plan:

OPTION GRANTS IN 2004

Name	Number of Securities Underlying Options Granted	% of Total Options Granted in Fiscal Year	Exercise or Base Price Per Share	Expiration Date (1)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
Hunter Jackson	—	n/a	n/a	n/a	n/a	n/a
Edward F. Nemeth	20,000	1.17%	$21.73	5/20/2014	$273,318	$692,640
Alan Rauch	25,000	1.47%	$21.73	5/20/2014	$341,647	$865,801
Gerard J. Michel	25,000	1.47%	$21.73	5/20/2014	$341,647	$865,801
G. Thomas Heath	25,000	1.47%	$21.73	5/20/2014	$341,647	$865,801

(1)	These options have a ten-year term, subject to earlier termination upon death, disability, or termination of employment.
(2)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

The following table sets forth information for fiscal year ended December 31, 2004, with respect to (a) the exercise of stock options by the Named Executive Officers in 2004; (b) the number of unexercised options held by the Named Executive Officers as of December 31, 2004; and (c) the value of unexercised in-the-money options as of December 31, 2004.

AGGREGATED OPTION EXERCISES IN 2004 AND YEAR-END VALUE TABLE

Name	Shares Acquired On Exercise	Value Realized (1)	Number of Unexercised Options		Value of In-the-Money Options
			Exercisable	Unexercisable	Exercisable	Unexercisable
Hunter Jackson	45,000	$906,990	367,200	62,800	$2,711,225	—
Edward F. Nemeth	30,000	$406,200	188,800	41,200	$1,475,750	—
Alan Rauch	—	—	12,000	53,000	—	—
Gerard J. Michel	—	—	34,400	55,600	$111,104	$68,096
G. Thomas Heath	—	—	46,000	54,000	—	—

(1)	Value realized is based on the fair market value of NPS common stock on the date of exercise (the closing sales price reported on the Nasdaq National Market on such date) minus the exercise price, and does not necessarily indicate that the optionee sold such stock.

1994 Employee Stock Purchase Plan

In January 1994, the Board adopted the 1994 Employee Stock Purchase Plan (ESPP) which was subsequently approved by the stockholders in February 1994. There were a total of 90,000 shares originally reserved for issuance under the ESPP. Pursuant to Board and stockholder approval this amount was increased to 160,000 shares in 1996, to 260,000 in 1999 and to 335,000 in 2003. Approval of Proposal 2 will increase the number of shares reserved for issuance under the ESPP to 685,000 shares.

As of December 31, 2004, a total of 288,599 shares of common stock had been purchased under the ESPP at prices from $2.76 to $34.31 per share. During 2004, under the ESPP, executive officers as a group purchased 5,886 shares at an average weighted purchase price of $17.61 per share and all employees (excluding executive officers) as a group purchased 44,674 shares at an average exercise price of $16.89 per share. As of December 31, 2004, 46,401 shares remain available for purchases under the ESPP.

The purpose of the ESPP is to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The ESPP provides a means by which employees of the Company and its affiliates may purchase common stock of the company at a discount through accumulated payroll deductions. The rights to purchase common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. The ESPP is implemented by offerings of rights to eligible employees. Eligible participants in the ESPP include all employees, including executive officers who work at least 20 hours per week and are customarily employed by the Company or an affiliate of the Company for at least five months per calendar year. Generally, each offering is of 24 months’ duration with purchases occurring every six months. Participants may authorize payroll deductions of up to 15% of their base compensation for the purchase of common stock under the ESPP. The ESPP will terminate in January 2009.

2005 Omnibus Plan

If the 2005 Omnibus Plan is approved by our stockholders, executive officers will be eligible to receive awards under the Plan. A detailed description of the 2005 Omnibus Plan is provided above under Proposal 3, but is qualified in its entirety by reference to the full text of the Plan that was filed electronically with this Proxy Statement with the Securities and Exchange Commission.

Termination of Employment and Change-in-Control Arrangements

Severance Pay Plan.    The Company has adopted a Severance Pay Plan to provide assurances of specified severance benefits to certain officers and employees of the Company whose employment is subject to being terminated following a change in control of the Company. Under the plan, all officers and other eligible employees of the Company are afforded certain severance benefits when their employment with the Company is involuntarily terminated, without cause, following a change in control of the Company. With respect to officers of the Company, if at any time within twenty four (24) months following a change in control of the Company, such officer terminates his or her employment with the company for good reason, such as a material reduction in such officer’s title, authority, base pay, or relocation of such officer’s job location or other event which materially alters such officer’s job prospects, or the Company terminates such employment for other than cause, death or permanent disability, then such Officer shall receive the following severance benefits: eighteen (18) months with respect to officer vice presidents and twenty four (24) months with respect to the CEO, of salary equal to his or her base pay and target bonus and any incentive award to which the officer is entitled prorated for months of service at the time of termination, payable in lump sum; and reimbursement for total premium cost for medical and dental plans under COBRA for a period of twenty four (24) months or until such officer secures other benefits, whichever occurs first.

Severance Agreement.    In furtherance of the purposes of the Severance Pay Plan, the Company has also entered into agreements with each of its executive officers and certain other key employees providing such persons with severance pay benefits upon their separation of employment from the Company following a change in control or other strategic corporate event. Pursuant to the agreement, each executive officer is entitled to receive severance payments of up to two years base salary and continued medical benefits for up to two years, if within a designated period (not to exceed 24 months) following a “change in control” of NPS or “other strategic corporate event,” his or her employment is terminated without cause or for certain other reasons specified in the agreement. The agreement also provides for the acceleration of vesting of two years, for officers, or longer, if so provided under the terms of the applicable stock option plan. The option exercise period is also extended for an additional two-year period or longer if so provided for under the applicable stock option plan.

Option Plan Change in Control Provisions.    All of the Company’s stock option plans under which options have been granted to officers and employees of the Company provide for the acceleration of vesting for all non-vested options held by the officer or employee at the time of a significant corporate transaction involving a change of control of the Company. In addition, such plans provide for an extension of the option exercise period until the later of 24 months from the date of the corporate transaction or the time specified in the officer’s or employee’s option agreement with the Company.

Option Plan Retirement Provisions.    In December 2002, the Company adopted a provision for unfunded retirement benefits, whereunder the Company amended the NPS Non-Employee Directors’ Stock Option Plan, the NPS 1994 Equity Incentive Plan, the NPS 1987 Stock Option Plan and the NPS 1998 Stock Option Plan to provide for an additional two years of option vesting for individuals who retire from the Company and to allow such individuals to exercise their vested options for the remaining term of the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Costa, Dr. Evans, and Dr. Parks served on the Compensation Committee during the fiscal year 2004. No officer or employee of the Company sits on the Compensation Committee. Dr. Parks, one of the original founders of the Company served as an officer of the Company from 1986 through 1989. The Company has entered into a long term property lease with the MaRS Discovery District in downtown Toronto. Dr. Evans and Dr. Stiller serve on the MaRS Discovery District’s Board of Directors. Neither Dr. Evans or Dr. Stiller receive any remuneration for their service on the MaRS board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Agreement with Plexus

Dr. Kuhla, one of our directors since 1991, was a Vice President of Plexus Ventures from February 1994 through June 1998. We had a consulting agreement with Plexus through December 31, 1995, under which Plexus assisted us with our efforts to establish a collaboration for our hyperparathyroidism program. Dr. Kuhla held a twenty-six percent (26%) interest in payments received by Plexus from NPS under the consulting agreement. We granted Plexus an option to purchase 20,000 shares of our common stock at $10.50 per share, with vesting contingent on milestone payments from Amgen. All of such options vested in December 2001 and were exercised by Plexus in August 2004. In connection with the exercise of the option by Plexus, NPS was directed by Plexus to issue 5,200 shares of common stock of the Company to Dr. Kuhla. In 2004, Plexus earned $200,000 in fees as a result of payments received from Amgen Inc. for developments in the hyperparathyroid program. There are no additional amounts of fees or outstanding stock options remaining under the agreement with Plexus.

MaRS Discovery District

The Company has entered into a long term property lease with the MaRS Discovery District in downtown Toronto. Dr. Evans and Dr. Stiller serve on the MaRS Discovery District’s Board of Directors. Neither Dr. Evans or Dr. Stiller receive any remuneration for their service on the MaRS board.

Indemnification Agreements

The Company’s policy is to enter into agreements with each of its directors and executive officers providing for the indemnification of such persons to the fullest extent permitted by law for any liability they may incur by reason of their service as officers and/or directors to the Company. The Company has entered into indemnity agreements with each of its directors and executive officers.

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS (1)

The Compensation Committee (the “Committee”) evaluates the performance of management and determines compensation policies and levels for the Company’s chief executive officer and the other executive officers of the Company. This report describes the compensation policies and rationale applicable to the Company’s executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 2004 and going forward. During 2004, the Committee consisted of three directors, each of whom is an independent, non-employee director under the rules of the Nasdaq Stock Market. The Committee operates under a written charter adopted by the Board of Directors.

Compensation Policy

The Company’s fundamental compensation philosophy and policy is set by the Board of Directors. Implementation of that philosophy and policy is delegated to the Committee. The Board believes that it is critical to the Company’s success and the creation of stockholder value that the Company utilize compensation programs designed to attract, retain, and motivate highly talented and team oriented employees at all levels. We believe that compensation decisions are complex and best made after deliberate review of Company performance and industry compensation levels. Our compensation programs are designed to encourage the attainment of corporate objectives on a collective effort and to motive our executives and employees to continue to perform at the highest levels in the future.

Executive compensation for the year-ended December 31, 2004 included a fixed salary and long-term incentive compensation. Incentive compensation was awarded in the form of stock options that vest over time. The Company has rarely granted individual cash bonuses, but has occasionally granted stock options contingent on stated events for individual executives. Historically, the Company has not had a formal bonus program and has infrequently awarded restricted stock to executives.

In 2004, the Company performed a comprehensive review of its executive compensation practices. Our purpose was to confirm that the Company’s executive compensation practices are aligned with the goal of advancing the interests of the Company and enhancing stockholder value through programs that attract, retain and motivate key executives. We reviewed various compensation surveys and materials in 2004 and engaged a compensation consultant to provide independent insights on our executive compensation practices. We also analyzed the executive compensation practices of peer biotechnology and pharmaceutical companies. As a result of this comprehensive review, we recommended to the Board, and the Board approved in February 2005, a revised compensation structure under which a new cash compensation component, short-term incentive compensation, will be paid to our executive officers in the form of an annual bonus. Under this revised compensation structure, executive compensation will consist of (i) base compensation, (ii) short term incentive compensation, and (iii) long term incentive compensation. We believe that the changes to the Company’s executive compensation practices described below will advance the long-term interests of the Company and its stockholders.

Base Salary

Base salaries represent the fixed component of the Company’s executive compensation package. They are designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in our industry. Salary compensation is determined by evaluating the compensation of executives in similar positions in peer biotechnology and pharmaceutical companies, the level of experience of the particular executive officer, and the executive officer’s specific responsibilities. The Committee also evaluates individual performance and the achievement of Company objectives in determining base salaries for the executive officers. The Committee also receives the recommendation of the Company’s CEO concerning salary for each executive as part of a general company-wide salary assessment performed by Company management.

Under the Company’s revised compensation structure, adopted for 2005, the base salary of the Company’s executive officers will continue to be determined annually by the Committee on the same basis as in prior periods.

Short-Term Incentive Compensation

For the year-ended December 31, 2004, the Company did not employ a short-term incentive program and did not grant cash bonuses. Beginning in 2005, short-term incentive compensation will be paid to our executive officers as an annual cash bonus. The amount of short term incentive compensation is based on a target percentage of base salary. The target percentage is determined on the basis of compensation paid to executive officers in a peer group of similarly situated biotechnology and pharmaceutical companies. To what extent an executive officer achieves the full bonus target percentage in a given year is determined on the basis of the performance of the individual officer and the Company in achieving the Company’s 2005 priority goals. This judgment will be based on qualitative and quantitative measures that will vary between executive officers based on areas of responsibility. The Company’s 2005 priority goals are made up of both financial and non-financial objectives and include:

•	managing the Company’s research and development and general administrative expenses within specified dollar amounts reflected in the Company’s 2005 annual budget;

•	developing and implementing a sales and marketing force within the Company;

•	implementing internal employee development and performance programs; and

•	aggressively pursuing the advancement of products in the Company’s clinical and pre-clinical pipeline.

The Company intends to implement the short-term incentive compensation component to its compensation structure by using 2005 performance to determine the 2005 short-term incentive cash bonus payable to executive officers in early 2006.

Long-Term Incentive Compensation

The Company seeks to encourage the long-term retention of executive officers by equity purchase programs and equity-based compensation. The executive officers are eligible to participate in the Company’s Employee Stock Purchase Plan, and participating executives receive the price discount allowed by applicable laws and regulations. Additionally, U.S. based executive officers are eligible to participate in the Company’s 401(k) retirement plan and receive the same Company match that is available to all NPS employees.

Potentially, the most valuable long-term incentive compensation is the granting of stock options. The granting of stock options at all levels of the Company is an integral part of the Company’s compensation philosophy and policy. The Committee believes that options vesting over a period of years align the interests of the employees with the long-term interests of the Company and its stockholders. Executives receive grants vesting over four years and generally in the same amounts as in prior years. Under the Company’s revised compensation structure, beginning in 2005 options will be awarded quarterly rather than annually to mitigate the impact of fluctuating market prices on option exercise prices and option compensation value. The Committee also evaluates the awards of other forms of equity compensation from time to time and may make additional equity awards in the future.

CEO Evaluation and Compensation

The Chief Executive Officer was a founder of the Company in 1986 and has served in that capacity since then. In order to determine the appropriate salary increase and stock option grant for the Chief Executive Officer, the Compensation Committee considered the salaries of other chief executive officers in the biotechnology industry, the results of the formal evaluation of the CEO and Company accomplishments in 2004. The following developments also were considered: Dr. Jackson’s overall leadership of the Company as President, CEO, and

Chairman of the Board; the overall status and progress of the Company’s strategic partnerships; the continued progress of NPS compounds in discovery and in the clinic. In recognition Dr. Jackson’s strong leadership in 2004, the Committee recommended, and the Board approved, a 6% increase in Dr. Jackson’s base salary to $477,000 effective January 1, 2005.

Policy Regarding Deductibility

We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Code, which provides that, for purposes of regular income tax and the alternative minimum tax, the allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. We do not anticipate that compensation payable to any executive officer will exceed $1 million for fiscal year 2005. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future. Currently, the Compensation Committee is comprised of Santo J. Costa as Chairman, Joseph Klein III, and Thomas N. Parks.

Compensation Committee

Santo J. Costa, Chairman

John R. Evans

Thomas N. Parks

February, 2005

PERFORMANCE MEASUREMENT COMPARISON (1)

	NPS PHARMACEUTICALS, INC.	NASDAQ STOCK MARKET—US	NASDAQ PHARMACEUTICALS
Dec-99	100	100	100
Jun-00	231	98	136
Dec-00	392	60	125
Jun-01	328	53	115
Dec-01	313	48	106
Jun-02	125	36	67
Dec-02	205	33	69
Jun-03	199	40	93
Dec-03	250	49	101
Jun-04	171	51	104
Dec-04	149	54	107

*	$100 INVESTED ON 12/31/99 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEAR ENDING DECEMBER 31.

(1)	The “Compensation Committee Report” and the “Performance Measurement Comparison” chart are not “soliciting material,” are not deemed filed with the Commission and are not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act. Whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Kevin J. Ontiveros,

Secretary

April 8, 2005

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 is available without charge upon written request to:

NPS Pharmaceuticals, Inc.

Attn: Investor Relations

383 Colorow Drive

Salt Lake City, Utah 84108

CHARTER

for the

AUDIT COMMITTEE of the BOARD OF DIRECTORS

of

NPS PHARMACEUTICALS, INC.

adopted on December 9, 2004

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors of NPS Pharmaceuticals, Inc. (the “Company”) is to assist the Board in fulfilling its oversight of the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the Company’s independent registered public accounting firm (“independent auditor”) is responsible for auditing those financial statements.

The Committee has the authority to undertake the specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe. It is acknowledged, however, that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

COMMITTEE MEMBERSHIP, ORGANIZATION AND GOVERNANCE

Composition. The Committee members will be appointed by, and will serve at the discretion of, the Board. The Committee will consist of at least three (3) members of the Board. Members of the Committee must meet the following criteria (as well as any additional criteria required by the U.S. Securities and Exchange Commission (“SEC”):

•	Each member must be an “Independent Director,” as defined in (a) Rule 4200 and Rule 4350 of the National Association of Securities Dealers (the “NASD”) listing standards, and (b) Section 10A(m)(3) of the Securities Exchange Act of 1934 and Rule 10A-3 thereunder.

•	Each member must be able to read and understand fundamental financial statements, in accordance with Rule 4350(d) of the NASD’s audit committee requirements for companies listed on the Nasdaq National Market.

•	At least one (1) member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, the chief financial officer or other senior officer with financial oversight responsibilities.

•	At least one (1) member shall, in the judgment of the Board, be an audit committee financial expert in accordance with the rules and regulations of the SEC.

Chairperson. The Board shall designate one (1) member of the Committee to serve as its chairperson.

Meetings and Procedures. The Committee will meet at least once each fiscal quarter. The Committee may establish its own schedule and call additional meetings as it deems necessary to fulfill its responsibilities. The Committee shall fix its own rules of procedure, which shall be consistent with the Certificate of Incorporation and Bylaws of the Company and this Charter. Such meetings may be attended in person or by telephone or video conferencing or any other electronic means of communication. The Committee may request that any directors,

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officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as it deems appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter. The Committee may take action by unanimous written consent when deemed necessary or desirable by the Committee or its chairperson.

Minutes. The Chairman of the Committee shall arrange with the Corporate Secretary’s office and corporate counsel for the completion of an official set of minutes of each Committee meeting. The official minutes shall be approved by the Committee members, signed by the Chairman, and shall be given to the Corporate Secretary for filing with the corporate records.

Reports. In addition to preparing the Audit Committee Report in the Company’s proxy statement each year in accordance with the rules and regulations of the SEC, the Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with this Charter.

Compensation. Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board. Members of the Committee shall not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

RESPONSIBILITIES AND AUTHORITY

In addition to other responsibilities given to the Committee by the Board from time to time, the responsibilities of the Committee shall include:

1. Reviewing on a continuing basis the adequacy of the Company’s system of internal controls over financial reporting and disclosure controls and procedures, including meeting periodically with the Company’s management, the independent auditors and the Disclosure Committee to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls and disclosure controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

2. Selecting, appointing, compensating, retaining and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting).

3. Pre-approving all audit and permitted non-audit services provided to the Company by the independent auditors and establish policies and procedures for the engagement of the independent auditors to provide permitted non-audit services.

4. Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (a) reviewing the independent auditors’ proposed audit scope, approach and independence; (b) obtaining on a periodic basis a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard; being actively engaged in dialogue with the independent auditor with respect to any disclosed relationship or services with the Company which may impact objectively and independence of the independent auditor, and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (c) reviewing the independent auditors’ peer review conducted every three (3) years and any publicly available inspection report on the independent auditor issued by the Public Company Accounting Oversight Board; (d) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments,

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management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (e) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements.

5. Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, respectively, with the SEC.

6. Reviewing and discussing with the Disclosure Committee the disclosures contained in the Company’s filings with the SEC prior to filing and the processes and procedures followed to ensure the accuracy of such disclosure.

7. Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

8. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

9. Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release.

10. Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

11. Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers as provided for under Section 406 of the Sarbanes Oxley Act and Item 406 of Regulation S-K under the Securities Exchange Act of 1934.

12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

13. Engage, as appropriate, independent counsel and other advisors, with (a) the authority to retain such counsel or other advisors as the Committee may deem appropriate in its sole discretion, and (b) the sole authority to determine funding, approve fees and retention terms for such counsel and advisors.

14. Reviewing and approving in advance any proposed related-party transactions.

15. Reviewing the Audit Committee charter, structure, processes and membership requirements on at least an annual basis.

16. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17. Reviewing, approving and monitoring the Company’s investment portfolio, cash management objectives, and exposure to market risk.

DELEGATION OF AUTHORITY

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permitted non-audit services, provided that such pre-approval decision is presented to the full Committee at its scheduled meetings.

RESOURCES AND ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities in accordance with this Charter.

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2005 Omnibus Incentive Plan

NPS Pharmaceuticals, Inc.

Effective May 12, 2005

NPS Pharmaceuticals, Inc.

2005 Omnibus Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. NPS Pharmaceuticals, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

This Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of this Plan. This Plan has been established by the Company to provide a means by which Employees, Directors, and Third Party Service Providers of the Company and its Subsidiaries and Affiliates may be given the opportunity to benefit from increases in the value of Shares through the granting of Awards under this Plan. The Company seeks to (a) retain the services of present Employees, Directors, and Third Party Service Providers; (b) secure and retain the services of new Employees, Directors, and Third Party Service Providers; and, (c) provide incentives for such persons to exert maximum efforts for the success of the Company and thereby promote the long-term interests of the Company, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.

1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4 “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

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2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.10 “Company” means NPS Pharmaceuticals, Inc., a Delaware corporation, and any successor thereto as provided in Article 19 herein.

2.11 “Covered Employee” means any salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.12 “Director” means any individual who is a member of the Board of Directors of the Company.

2.13 “Effective Date” has the meaning set forth in Section 1.1.

2.14 “Employee” means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.17 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.18 “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.19 “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

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2.20 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21 “Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22 “Nonemployee Director” means a Director who is not an Employee.

2.23 “Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.26 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.30 “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.31 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32 “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33 “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

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2.36 “Plan” means the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan.

2.37 “Plan Year” means the Company’s fiscal year.

2.38 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.39 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.40 “Share” means a share of common stock of the Company, par value of $.001 per share.

2.41 “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.42 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.43 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.44 “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1 General. The Plan shall be administered by or under the direction of the Board unless and until the Board delegates administration to a Committee. The Board may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Board, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Board. The Board shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 16, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation.

(a) The Board may delegate administration of the Plan to a Board committee composed of not fewer than two members (the “Committee”). All members of the Committee shall be Nonemployee Directors, to the extent necessary to comply with the applicable provisions of Rule 16b-3, Section 162(m) and the listing requirements of the Nasdaq Stock Market. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board

6

(and references in this Plan to the Board shall in such event, be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(b) The Board may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Board or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Board or such individuals may have under this Plan. The Board may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Board: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Board shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

4.1 Number of Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for grant to Participants under this Plan shall be two million seven hundred thousand (2,700,000) Shares (the “Share Authorization”).

(b) The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be two million seven hundred thousand (2,700,000) Shares.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Board’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3 Annual Award Limits. Unless and until the Board determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a) Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

(b) SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall one hundred fifty thousand (150,000) plus the amount of the Participant’s unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

(c) Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be eighty thousand (80,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

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(d) Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be eighty thousand (80,000) Shares, or equal to the value of eighty thousand (80,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant’s unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

(e) Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of one million dollars ($1,000,000), plus the amount of the Participant’s unused applicable Annual Award Limit as of the close of the previous Plan Year.

(f) Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be eighty thousand (80,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Board, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. The Board, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 16 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Board may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2 Actual Participation. Subject to the provisions of this Plan, the Board may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the

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Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Board shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Board in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Board has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Board, or by complying with any alternative procedures which may be authorized by the Board, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Board, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Board may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) pursuant to a broker-assisted exercise same-day sales program; (d) by a combination of (a) (b), and (c); or (e) any other method approved or accepted by the Board in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Board, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

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6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition prior to the end of the calendar year in which such disposition occurred.

6.10 Retirement of Participant. Notwithstanding any contrary provision in this Plan, in the event a Participant’s employment as an Employee, or service as a Director or Third Party Service Provider terminates due to a Participant’s Retirement, the Participant shall vest in that number of Shares subject to the Option that would have vested had the Participant remained an Employee, Director, or Third Party Service Provider for an additional two (2) years from the date of Retirement. In addition, the Option shall remain exercisable until the expiration of its term. For purposes of this paragraph, “Retirement” shall mean the termination of service of a Participant with the Company, a Subsidiary, or an Affiliate on or after the date on which the Participant’s number of completed years of service with the Company, a Subsidiary, or Affiliate and age equal or exceed seventy (70) (including termination due to death or Disability after such time).

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

Subject to the terms and conditions of this Plan, the Board shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Board and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Board shall determine.

7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Board, in its sole discretion, and except as determined otherwise by the Board and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Board has the authority to grant SARs that have a term greater than ten (10) years.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes.

7.5. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

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Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Board, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Board in its sole discretion. The Board’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.8 Other Restrictions. The Board shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Board shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, if any, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Board shall determine.

8.3 Other Restrictions. The Board shall impose such other conditions and/or restrictions, if any, on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Board, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

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Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Board, in its sole discretion shall determine.

8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Board in its sole discretion:

THE SALE OR TRANSFER OF SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE NPS PHARMACEUTICALS, INC. 2005 OMNIBUS INCENTIVE PLAN, AND IN THE ASSOCIATED AWARD AGREEMENT. A COPY OF THIS PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM NPS PHARMACEUTICALS, INC.

8.5 Voting Rights. Unless otherwise determined by the Board and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Board, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7 Section 83(b) Election. The Board may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Board shall determine.

9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

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9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Board may determine.

10.2 Other Stock-Based Awards. The Board may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Board shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Board. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Board. The Board may establish performance goals in its discretion. If the Board exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Board determines.

10.5 Termination of Employment. The Board shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

11.1 Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the

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laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Board may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2 Board Action. The Board may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Board may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended).

11.3 Domestic Relations Orders. Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

Article 12. Performance Measures

12.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets;

(q) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

(r) Product development.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Board may deem appropriate, or any of the above Performance Measures as compared to the performance of

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a group of comparator companies, or published or special index that the Board, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Board also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2 Evaluation of Performance. The Board may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Board determines.

12.4 Board Discretion. In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Board may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Dividend Equivalents

Any Participant selected by the Board may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Board. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board.

Article 14. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 15. Rights of Participants

15.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

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Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 16. Amendment, Modification, Suspension, and Termination

16.1 Amendment, Modification, Suspension, and Termination. Subject to Section 16.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without stockholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

16.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

16.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

16.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 17. Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Article 18. Corporate Transactions

In the event of (a) a merger or consolidation in which the Company is not the surviving corporation; (b) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property,

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whether in the form of securities, cash, or otherwise; (c) a strategic corporate event, such as a merger or acquisition, where the Company is technically the surviving entity, but where other elements of a change of control are present, i.e., change in management team or Board composition; (d) a transaction which the Board determines in its sole discretion to constitute a change in control of the Company; or (e) any capital reorganization in which fifty percent (50%) of the Shares of the Company entitled to vote are exchanged, then, the time during which Awards outstanding under the Plan become vested shall be accelerated and all outstanding Awards shall become immediately exercisable upon such event and such Awards shall continue to be exercisable until the later of (i) twenty-four (24) months from the effective date of such event, or (ii) the time specified in the Award Agreement during which the Award is exercisable following a Participant’s termination of service; provided, however, that in no event shall the Award be exercisable after the expiration of its term.

Article 19. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

20.1 Forfeiture Events.

(a) The Board may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.2 Legend. The certificates for Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer of such Shares.

20.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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20.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8 Investment Representations. The Board may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Board, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b) Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees \and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Board shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

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20.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Board shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14 Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A and if the Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Board may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

20.15 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Board to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

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NPS PHARMACEUTICALS, INC.

1994 EMPLOYEE STOCK PURCHASE PLAN

(as Amended by the Board of Directors in March 2005

and adopted by the Shareholders in                     )

1. PURPOSE.

1.1 The purpose of the Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of NPS Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its Affiliates, as defined in subparagraph 1.2, which are designated as provided in subparagraph 2.2, may be given an opportunity to purchase stock of the Company.

1.2 The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

1.3 The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

1.4 The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2. ADMINISTRATION.

2.1 The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2.3. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

2.2 The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

2.2.1 To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

2.2.2 To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

2.2.3 To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

2.2.4 To amend the Plan as provided in paragraph 13.

2.2.5 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

2.3 The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

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3. SHARES SUBJECT TO THE PLAN.

3.1 Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate six hundred eighty five thousand (685,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

3.2 The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. GRANT OF RIGHTS; OFFERING.

The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (a) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (b) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5. ELIGIBILITY.

5.1 Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2.2, to employees of any Affiliate of the Company. Except as provided in subparagraph 5.2, an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

5.2 The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

5.2.1 the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the purchase price of such right;

5.2.2 the Offering Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

5.2.3 the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

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5.3 No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

5.4 An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

5.5 Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6. RIGHTS; PURCHASE PRICE.

6.1 On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the “Offering Period”). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date and a corresponding Purchase Period (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

6.2 The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

6.2.1 an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

6.2.2 an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

6.3 In the event that the fair market value of the shares on a Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (a) be withdrawn from such Purchase Period at the close of such Purchase Date (after the acquisition of shares for such Purchase Period), and (b) be re-enrolled on the first business day subsequent to such Purchase Date with such date now constituting the “Offering Date” for all purposes, including determination of the Purchase Price of such right.

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7. PARTICIPATION; WITHDRAWAL; TERMINATION.

7.1 An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering Period. “Earnings” is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

7.2 At any time during an Offering Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

7.3 Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

7.4 Rights granted under the Plan shall not be transferable, and, except as provided in Section 14, shall be exercisable only by the person to whom such rights are granted.

8. EXERCISE.

8.1 On each purchase date, as defined in the relevant Offering (a “Purchase Date”), each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7.2, or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Purchase Date of the Offering,

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without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

8.2 No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”). If on a Purchase Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Purchase Date and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than two (2) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9. COVENANTS OF THE COMPANY.

9.1 During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

9.2 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11. RIGHTS AS A STOCKHOLDER.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

12.1 If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

12.2 In the event of: (a) a dissolution or liquidation of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; (c) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (d) a

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strategic corporate event, such as a merger or acquisition, where the Company is technically the surviving entity, but where other elements of a change of control are present, i.e. change in management team or board composition; (e) a transaction which the Board determines in its sole discretion to constitute a change in control of the Company; or (f) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

13. AMENDMENT OF THE PLAN.

13.1 The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

13.1.1 Increase the number of shares reserved for rights under the Plan;

13.1.2 Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”)); or

13.1.3 Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

13.2 Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14. DESIGNATION OF BENEFICIARY.

14.1 A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering Period.

14.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company, the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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15. TERMINATION OR SUSPENSION OF THE PLAN.

15.1 The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on midnight, January 6, 2009. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

15.2 Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

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NPS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 12, 2005

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned constitutes and appoints Hunter Jackson and Kevin J. Ontiveros (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of NPS Pharmaceuticals, Inc., registered in the name provided herein which the undersigned is entitled to vote, at the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof. This meeting will be held at the Hilton Parsippany, One Hilton Court, Parsippany, NJ on May 12, 2005 at 3:00 p.m., local time. This Proxy is given in accordance with the instructions indicated on the reverse side, and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof.

Vote on Directors

1.	To elect eleven (11) directors as set forth in the Proxy Statement:

01) Michael W. Bonney, 02) Santo J. Costa, 03) John R. Evans, 04) James G. Groninger, 05) Hunter Jackson, 06) Joseph Klein III, 07) Donald E. Kuhla, 08) Thomas N. Parks, 09) Rachel R. Selisker, 10) Calvin R. Stiller, and 11) Peter G. Tombros	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line provided below.
______________________________

Vote on Proposal

2.	To increase by 350,000 shares the aggregate number of shares of common stock reserved for issuance under the Company’s 1994 Employee Stock Purchase Plan.

For	Against	Abstain
☐	☐	☐

Vote on Proposal

3.	To approve the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan and the reservation of 2,700,000 shares of common stock for issuance under the plan.

For	Against	Abstain
☐	☐	☐

Vote on Proposal

4.	To ratify the selection of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005.

For	Against	Abstain
☐	☐	☐

This Proxy when properly executed will be voted as directed above. If no direction is made, this Proxy will be voted FOR the election of the eleven (11) directors; FOR the increase in shares reserved for issuance under the Company’s 1994 Employee Stock Purchase Plan; FOR the approval of the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan and the reservation of 2,700,000 shares of common stock for issuance under the plan; and FOR the ratification of the board’s appointment of KPMG LLP as NPS’s independent registered public accounting firm for the 2005 fiscal year.

Please date this Proxy and sign your name exactly as it appears hereon. Joint owners should each sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please indicate your title as such. If executed by a corporation, the Proxy should be signed in the corporate name by a duly authorized officer who should indicate his title. Please date, sign, and mail this proxy card in the enclosed envelope.

	Yes	No

Do you plan to attend the Annual Meeting?	☐	☐

HOUSEHOLDING ELECTION – Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Dated

Signature